Exhibit 99.1

FOR IMMEDIATE RELEASE

MineralRite Corporation Announces Filing of Amended Periodic Reports with the SEC

Dallas, Texas – May 27, 2026 – MineralRite Corporation (“MineralRite” or the “Company”) today announced that it has filed amendments to certain previously filed periodic reports with the U.S. Securities and Exchange Commission (“SEC”). The amendments relate primarily to revisions in the accounting treatment, valuation methodology, allocation, and financial statement presentation associated with the Company’s previously disclosed acquisition of Peeples, Inc. and California Precious Metals LLC completed on December 31, 2024.

Following further evaluation of the applicable accounting guidance, including ASC 805-50, Asset Acquisitions, ASC 820, Fair Value Measurement, and discussions with the Staff of the SEC, the Company revised its accounting treatment of the Peeples transaction from a business combination under ASC 805 to an asset acquisition under ASC 805-50 and revised the methodology used to measure the consideration transferred associated with the transaction.

As a result of these accounting revisions, the Company reduced the recorded carrying value associated with the acquired assets from approximately $432 million as previously reported to approximately $246 million, a reduction of approximately $186 million. The Company has determined that, due to the revised accounting framework and related changes in valuation methodology, allocation procedures, and financial statement presentation, the previously issued financial statements should no longer be relied upon and has filed an Item 4.02 Current Report on Form 8-K in connection with these amendments. The amendments also include revisions to related balance sheet presentation, additional paid-in capital, stockholders’ equity, risk factor disclosures, note disclosures, and related financial statement presentation items reflected in the amended filings.

The Company has filed the amended reports to address accounting and disclosure matters identified during the SEC's review of the Company's Form 10 registration statement. The SEC review process remains ongoing, and the Company cannot predict the timing, resolution, or outcome of that process.

Management notes that the revisions reflected in the amended filings involve material changes to the accounting classification, valuation methodology, and carrying value of acquired assets. These accounting revisions reflect the application of different measurement and recognition standards. The accounting revisions affecting the carrying value of the Company’s mineral-related assets reflect accounting valuation and presentation adjustments under U.S. GAAP and do not constitute mineral resource or mineral reserve determinations under Regulation S-K Subpart 1300, which requires separate technical analysis, verification, and disclosure.

Determinations regarding mineral resources or mineral reserves require technical analysis conducted in accordance with Regulation S-K Subpart 1300. As previously disclosed, the Company has not established mineral resources or mineral reserves under S-K 1300.

MineralRite further notes that its previously announced technical evaluation activities relating to the Skull Valley tailings project remain ongoing. Allan L. Schappert, CPG #11758, SME-RM, of ALS Geo Resources LLC, continues to conduct technical evaluation work relating to the project as part of the Company’s potential future consideration of technical disclosure under Regulation S-K Subpart 1300. Management currently awaits completion of the initial Phase 1 technical memorandum and cannot predict the timing, conclusions, or ultimate outcome of that process, particularly given that certain analytical and laboratory work remains subject to third-party processing schedules, laboratory capacity, and other factors outside the Company’s control.

Management Commentary

“The amended filings are intended to improve the clarity, consistency, and presentation of the Company’s financial statements and related disclosures following further evaluation of the applicable accounting guidance," stated James Burgauer, Chief Executive Officer of MineralRite Corporation. "We are committed to transparent and accurate financial reporting and believe the amendments reflect the appropriate application of the relevant accounting standards."

Burgauer continued, “Management believes it is important for investors to distinguish between accounting presentation matters and technical determinations relating to mineral resources or reserves under Regulation S-K Subpart 1300. The Company intends to continue advancing its technical evaluation activities and public disclosure processes in a careful and methodical manner. Consistent with its ongoing disclosure practices, management anticipates publicly disclosing material developments relating to the technical evaluation process as such information becomes available and is reviewed for appropriate public release.”

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About MineralRite Corporation

MineralRite Corporation is focused on the evaluation, remediation, recycling, and potential recovery of mineral values from existing materials, including previously processed mine tailings and other resource-bearing substrates. The Company’s strategy is centered on resource recovery and monetization from existing materials, rather than greenfield mining exploration or development activities. The Company believes this approach may represent a more efficient path toward potential operations and may allow for reduced upfront capital commitments through a more staged investment profile. Traditional greenfield exploration and development projects can require significant capital expenditures prior to the confirmation of any recoverable resources. Even with this approach, outcomes will depend on technical, economic, and regulatory factors.

The Company is in the early stages of development and has not yet established any mineral resources or reserves under SEC Regulation S-K Subpart 1300, nor does it currently have any revenue-generating operations.

Contact:
MineralRite Corporation Investor Relations

Email: investor-relations@mineral-rite.com

Safe Harbor Disclosure

Forward-Looking Statements: Certain information set forth in this communication contains “forward-looking statements” within the meaning of applicable U.S. federal securities laws, including Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). MineralRite Corporation’s common stock is exempt from the definition of “penny stock” under Section 3(a)(51) of the Exchange Act and Rule 3a51-1 promulgated thereunder. Accordingly, the statutory safe harbor provisions of Section 21E of the Exchange Act are available to the Company with respect to forward-looking statements made herein. Nonetheless, investors are cautioned that forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such statements. Investors are cautioned not to place undue reliance on forward-looking statements. The Company also relies upon applicable common-law protections, including the “bespeaks caution” doctrine, together with the meaningful cautionary statements contained herein.

Except for statements of historical fact, the information contained herein constitutes forward-looking statements and includes, but is not limited to: (i) statements regarding the anticipated benefits, strategic rationale, and expected effects of the transaction and repurchase framework described herein; (ii) statements regarding the Company’s capital-structure management initiatives, operational flexibility, financing activities, treasury-management objectives, or strategic initiatives; (iii) statements regarding the potential future repurchase, retirement, modification, restructuring, or settlement of Series NMC securities or related obligations; (iv) statements regarding the anticipated effects of the transaction on dilution, capital allocation, liquidity, working capital, or future financing flexibility; (v) statements regarding remediation, recycling, environmental recovery, resource-recovery, or environmental-credit-related initiatives; (vi) statements regarding future acquisitions, project-development activities, strategic relationships, monetization opportunities, or business opportunities; (vii) statements regarding the potential advancement, development, mobilization, implementation, or operational timing of the Skull Valley project or other projects under evaluation; (viii) statements regarding the potential economic viability, recoverability, or commercial potential of the Company’s projects, operational initiatives, or underlying materials; (ix) statements regarding the Company’s ability to maintain, renew, obtain, or comply with leases, permits, governmental approvals, financing arrangements, or regulatory requirements; (x) statements regarding future commodity prices, market conditions, financing conditions, or regulatory developments; and (xi) statements regarding management’s beliefs, expectations, assumptions, strategic objectives, or operational plans.

The Company is in the early stages of development, has not established any mineral resources or mineral reserves under SEC Regulation S-K Subpart 1300, and currently has no revenue-generating operations. Mineral exploration, resource recovery, remediation, recycling, and related operations involve substantial risks and uncertainties, including technical, operational, metallurgical, environmental, permitting, regulatory, financing, commodity-price, liquidity, and market-related risks. Greenfield mining development activities and resource recovery projects are inherently speculative and may require substantial capital expenditures, significant permitting activities, extended development timelines, and additional financing. There can be no assurance that the Company will successfully implement its business plans, obtain necessary financing or permits, achieve operational objectives, establish economically recoverable resources, successfully complete future repurchase transactions, or realize any economic benefit from its projects, strategic initiatives, remediation activities, recycling operations, environmental-credit-related initiatives, or capital-structure management activities.

Although management believes the assumptions underlying the forward-looking statements are reasonable, there can be no assurance that such assumptions will prove correct. Actual results, performance, or developments may differ materially from those anticipated or implied by the forward-looking statements contained herein. The Company undertakes no obligation to update forward-looking statements except as required by applicable law. Investors are cautioned not to place undue reliance on forward-looking statements.